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                                                                       EXHIBIT B


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Potomac Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Potomac Funds for the period ended February 29, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Potomac Funds for the stated period.


/s/ Daniel D. O'Neill                          /s/ Jesse Noel
---------------------------                    ------------------------
Daniel D. O'Neill                              Jesse Noel
President, Potomac Funds                       Treasurer, Potomac Funds

Dated: May 4, 2004                             Dated: May 5, 2004
       --------------------                           -----------------



This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Potomac Funds for purposes of the Securities Exchange Act of 1934.


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